UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

Annual Report July 31, 2014

Ticker Symbol
Fund Name

Municipal Total Return Managed Accounts Portfolio	NMTRX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 22, 2014

4	Nuveen Investments

Portfolio Manager’s

Comments

Municipal Total Return Managed Accounts Portfolio

This Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts, the Portfolio is a specialized municipal bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Portfolio is managed by Nuveen Asset Management LLC, an affiliate of Nuveen Investments, Inc. Martin J. Doyle, CFA, has served as manager for the Portfolio since its inception in 2007. Here he discusses the U.S. economy and equity markets, the Portfolio’s investment strategy and its performance over the twelve-month reporting period ended July 31, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended July 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed’s monthly purchases comprise $15 billion in mortgage backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.2%. In the previous quarter, GDP contracted at an annualized rate of 2.1%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.4% year-over-year as of July 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed’s unofficial longer term objective of 2.0% for this inflation measure. As of July 2014, the national unemployment rate remained at 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. During the last twelve months, the unemployment rate and the number of unemployed persons have declined by 1.1% and 1.7 million, respectively. The housing market continued to post gains as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended July 2014.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the markets as well as the overall economy. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

During the reporting period, fixed income spread sectors produced favorable results as investors worked through a high degree of uncertainty surrounding Fed monetary policy, uneven economic growth and the direction of interest rates. At the beginning of the reporting period, fixed income markets were stressed by the Fed’s discussions surrounding the tapering of its monthly security purchases as a step toward slowly normalizing U.S. monetary policy. The uncertainty roiled fixed income investors, leading to increased risk aversion and significant investor flows out of the bond market, which resulted in sharply higher interest rates, declines in risk assets and stress among emerging markets (EM). For calendar year 2013, investors withdrew more money out of bond funds than they put in for the first time in nearly a decade. After months of “taper talk,” the Fed finally made it official in December, announcing it would begin reducing asset purchases by $10 billion a month starting in January 2014. Policymakers cited improving economic numbers, particularly lower unemployment figures, as the impetus behind the move. At the same time, the Central Bank calmed market fears by reiterating that tapering did not equate to tightening, making a clear commitment to keep short-term interest rates at their current very low levels until at least 2015.

Fixed income markets showed stabilization as 2014 got under way, even as concerns were raised about economic slowdowns in the U.S. due mostly to weather related issues and in China due to policy shifts to slow the country’s credit growth. Demand for domestic fixed income assets resumed in part due to geopolitical concerns stemming from Russia’s military action in Ukraine and concerns about emerging market growth and stability. The second half of the reporting period largely saw improvements in fundamental and market conditions as investor inflows continued into fixed income markets, yields were generally lower and spreads tightened for risk assets. Markets were further supported by actions taken by policymakers around the globe including various emerging market countries, the Chinese government and the European Central Bank (ECB). The period ended with U.S. economic growth rebounding nicely from its extremely weak first quarter as employment numbers steadily improved, consumer spending picked up and manufacturing increased. With the backdrop of improved U.S. data and reduced policy uncertainty, fixed income markets ended the fiscal year with market volatility declining to historically low levels, prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent.

How did the Portfolio perform during the twelve-month reporting period ended July 31, 2014?

The table in the Performance and Expense Ratios section of this report provide Class I Share total returns for the Portfolio for the one-year, five-year and since inception periods ended July 31, 2014. The Portfolio’s Class I Share total returns at net asset value (NAV) outperformed the Barclays 7-Year Municipal Bond Index during the twelve-month reporting period ended July 31, 2014.

What strategies were used to manage the Portfolio during the twelve-month reporting period ended July 31, 2014 and how did these strategies influence performance?

The Portfolio uses a value-oriented strategy and looks for higher yielding and undervalued municipal bonds that offer the potential for above average total return. The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower) and unrated municipal securities. The Portfolio focuses on securities with intermediate to longer-term maturities.

The Portfolio’s diversified exposure across the credit and maturity spectrum included exposure to higher performing sectors of the municipal market. Specifically, longer dated maturities and mid to lower investment grade rated securities outperformed the overall market and the Portfolio features above benchmark exposure to these sectors.

During the reporting period, longer maturities and durations outperformed shorter maturities and duration. The Portfolio had a significantly higher weighting to longer bonds than the benchmark. This higher weighting contributed to the Portfolio’s outperformance.

6	Nuveen Investments

Throughout the reporting period, we continued to increase our exposure to longer duration securities to capitalize on a comparatively steep yield curve and sought improved call protection to maintain the Portfolio’s income sustainability.

Also during the reporting period, mid-to lower credit quality bonds generally outperformed higher grade bonds, with some exceptions. Two events in the broader municipal bond market continued to have an impact, the City of Detroit’s ongoing bankruptcy proceedings and the downgrade of ratings on Puerto Rico general obligation bonds and related debt to below investment grade. The Portfolio had no exposure to Detroit or Puerto Rico bonds, which benefited performance. In addition, the Portfolio’s overweight to single-A rated and lower rated bonds contributed to the performance.

In addition, a significant downshift in municipal new issuance combined with a slowdown and actual reversal of municipal fund outflows to technically prop up the market. The relative scarcity of available bonds and money coming back to the market have contributed to credit spreads narrowing, which has been advantageous for the Portfolio and its mix of rating category exposure.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Portfolio, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Portfolio’s potential use of inverse floaters creates effective leverage. Leverage involves the risk that the Portfolio could lose more than its original investment and also increases the Portfolio’s exposure to volatility and interest rate risk.

Dividend Information

The Portfolio seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Portfolio to maintain a more stable monthly dividend, the Portfolio may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Portfolio during the period. If the Portfolio has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio’s net asset value. Conversely, if the Portfolio has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Portfolio’s net asset value. The Portfolio will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2014, the Portfolio had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Portfolio during the fiscal year ended July 31, 2014 were paid from net investment income. In certain future instances, a portion of the Portfolio’s monthly distributions may be paid from sources or comprised of elements other than net investment income, including capital gains and/or a return of capital, and in such a case the shareholders will receive a notice to that effect. The composition and per share amounts of the Portfolio’s monthly dividends for the fiscal year are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

8	Nuveen Investments

Performance, Expense Ratios

and Effective Leverage Ratios

This is a specialized municipal bond Portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between the Portfolio and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Portfolio’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Portfolio shares have no sales charge. Portfolio returns assume reinvestment of dividends and capital gains.

The expense ratios shown reflect the Portfolio’s total operating expenses (before fee waivers and/or expense reimbursements) as shown in the Portfolio’s most recent prospectus.

Leverage is created whenever the Portfolio has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	9

Performance, Expense Ratios and Effective Leverage Ratios (continued)

Municipal Total Return Managed Accounts Portfolio

Refer to the first page of this Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Performance

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class I Shares	10.85%	7.40%	6.21%
Barclays 7-Year Municipal Bond Index	5.31%	4.88%	5.41%

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class I Shares	8.74%	7.66%	6.25%

Since inception returns are from 5/31/07. The index is not available for direct investment.

Expense Ratios as of Most Recent Prospectus

Share Class
Class I
Gross Expense Ratios	0.09%
Net Expense Ratios	0.00%

The Portfolio’s investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

Effective Leverage Ratio as of July 31, 2014

Effective Leverage Ratio	10.09%

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2014 – Class I Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

Nuveen Investments	11

Yields as of July 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Portfolio’s yield that accounts for the future amortization of premiums or discounts of bonds held in the portfolio of investments. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Portfolio may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Portfolio on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Share Class
Class I
Dividend Yield	4.46%
Sec 30-Day Yield	3.60%
Taxable-Equivalent Yield (28.0%)[1]	5.00%

1	The Taxable-Equivalent Yield is based on the Portfolio’s SEC 30-Day Yield on the indicated date and a federal income tax rate as shown in the table above.

12	Nuveen Investments

Holding

Summaries as of July 31, 2014

This data relates to the securities held in the portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Portfolio itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation

(% of net assets)

Municipal Bonds	99.2%
Floating Rate Obligations	(0.8)%
Other Assets Less Liabilities	1.6%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	7.6%
AA	35.7%
A	21.5%
BBB	23.4%
BB or Lower	6.5%
N/R (not rated)	5.3%

Portfolio Composition

(% of total investments)

Health Care	20.8%
Education and Civic Organizations	20.3%
Tax Obligation/Limited	14.5%
Tax Obligation/General	13.7%
Transportation	12.1%
Utilities	6.7%
Other Industries	11.9%

States

(% of total investments)

California	10.8%
Texas	8.4%
Illinois	7.2%
Florida	6.7%
New York	5.6%
Pennsylvania	4.4%
Washington	4.0%
North Carolina	3.9%
Colorado	3.7%
Wisconsin	3.2%
Arizona	2.6%
Indiana	2.4%
New Jersey	2.4%
Guam	2.1%
Virginia	2.1%
Louisiana	1.9%
Missouri	1.9%
Maryland	1.8%
Mississippi	1.7%
Massachusetts	1.7%
Oregon	1.6%
Other States	19.9%

Nuveen Investments	13

Expense

Example

As a shareholder of a fund, you may incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2014.

The beginning of the period is February 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Share Class
Class I
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,060.00
Expenses Incurred During Period	$—
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,024.79
Expenses Incurred During Period	$—

Expenses are equal to the Portfolio’s annualized net expense ratio of 0.00% for the six-month period.

14	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Managed Accounts Portfolios Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Municipal Total Return Managed Accounts Portfolio (a series of the Nuveen Managed Accounts Portfolios Trust, hereinafter referred to as the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2014

Nuveen Investments	15

Municipal Total Return Managed Accounts Portfolio

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.2%

	MUNICIPAL BONDS – 99.2%

	National – 0.4%

	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool:
$375	5.000%, 4/30/28 (Mandatory put 1/31/18) (Alternative Minimum Tax), 144A	1/18 at 100.00	Ba1	$374,993
1,000	5.750%, 6/30/50 (Mandatory put 9/30/19) (Alternative Minimum Tax), 144A	11/14 at 100.00	Ba2	1,015,050
1,375	Total National			1,390,043

	Alabama – 0.5%

850	Alabama State Board of Education, Revenue Bonds, Faulkner State Community College, Series 2009, 6.125%, 10/01/28	10/18 at 100.00	A1	984,402

500	Auburn University, Alabama, General Fee Revenue Bonds, Series 2011A, 5.000%, 6/01/41	6/21 at 100.00	Aa2	542,205
1,350	Total Alabama			1,526,607

	Alaska – 0.5%

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
585	4.625%, 6/01/23	No Opt. Call	Ba1	547,578
1,385	5.000%, 6/01/46	No Opt. Call	B2	1,034,678
1,970	Total Alaska			1,582,256

	Arizona – 2.6%

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 18.060%, 1/01/20 (IF) (4)	No Opt. Call	AA–	1,261,000

1,010	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D, 5.000%, 2/01/28	2/23 at 100.00	BBB+	1,112,757

1,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	1,139,100

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	1,423,508

820	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 5.875%, 4/01/22	4/20 at 100.00	BB–	823,764

500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 10-9W, 17.550%, 1/01/38 (IF) (4)	1/18 at 100.00	Aa1	699,600

450	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Charter Schools, Series 2012, 4.625%, 3/01/22	No Opt. Call	BB+	462,740

335	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.625%, 3/01/31	3/21 at 100.00	BB+	385,769

55	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	50,999

1,000	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/24	No Opt. Call	A–	1,147,930
7,365	Total Arizona			8,507,167

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 10.7%

$500	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Casa de Lad Campanas, Series 2010, 6.000%, 9/01/37	9/20 at 100.00	A	$556,645

700	Anaheim Public Financing Authority, California, Revenue Bonds, Electric System Distribution Series 1999, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	N/R	716,044

655	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2013-U3, 5.000%, 6/01/43	No Opt. Call	AAA	837,372

500	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.602%, 10/01/16 (IF)	No Opt. Call	Aa1	758,340

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	1,120,600

300	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	BB	321,981

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
295	4.750%, 8/01/22	No Opt. Call	BB+	312,216
675	5.000%, 8/01/32	No Opt. Call	BB+	689,094

840	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 6.000%, 6/01/23	6/22 at 102.00	N/R	875,566

735	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A, 5.000%, 8/15/30	8/24 at 100.00	BBB	809,000

1,300	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	Baa2	1,377,896

755	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	BBB–	783,418

885	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2012C, 4.250%, 6/01/17	No Opt. Call	BB+	895,089

575	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2009H, 5.500%, 11/01/27	11/19 at 100.00	A1	661,589

450	California State, General Obligation Bonds, Refunding Various Purpose Series 2012B, 0.940%, 5/01/18	11/17 at 100.00	Aa3	455,513

695	California State, General Obligation Bonds, Various Purpose Series 1997, 5.625%, 10/01/21	No Opt. Call	AA+	701,276

	California State, General Obligation Bonds, Various Purpose Series 2009:
1,000	6.500%, 4/01/33	4/19 at 100.00	Aa3	1,217,700
645	6.000%, 11/01/39	11/19 at 100.00	Aa3	774,555

30	California State, General Obligation Veterans Bonds, Refunding Series 2005CB, 5.050%, 12/01/36 (Alternative Minimum Tax)	6/15 at 100.00	AA	30,206

	Carson Redevelopment Agency, California, Tax Allocation Bonds, Merged & Amended Project Area, Series 2014A:
220	5.000%, 10/01/23	No Opt. Call	AA–	261,182
440	5.000%, 10/01/24	No Opt. Call	AA–	524,251

2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A, 0.000%, 1/15/27	No Opt. Call	BBB–	1,261,760

1,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2009A, 6.000%, 8/01/25 – AGC Insured	8/19 at 100.00	AA	1,195,920

Nuveen Investments	17

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
$1,835	5.000%, 6/01/45	6/15 at 100.00	A1	$1,871,847
130	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A1	132,610
30	4.625%, 6/01/45	6/15 at 100.00	A1	30,243
135	4.625%, 6/01/45 – RAAI Insured	6/15 at 100.00	A1	136,037

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,000	4.500%, 6/01/27	6/17 at 100.00	B	890,490
215	5.000%, 6/01/33	6/17 at 100.00	B	173,206

	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013:
385	4.500%, 4/15/24	4/23 at 100.00	BBB	407,138
400	4.500%, 4/15/25	4/23 at 100.00	BBB	419,964
870	4.500%, 4/15/27	4/23 at 100.00	BBB	900,372

50	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	54,699

325	Los Angeles County Regional Financing Authority, California, Insured Revenue Bonds, Montecedro Inc. Project, Series 2014B-3, 2.500%, 11/15/20	12/15 at 100.00	A	330,834

1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2009A, 5.250%, 5/15/29	5/19 at 100.00	AA	1,162,150

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2008A-2, 5.250%, 7/01/32	7/18 at 100.00	AA–	566,170

750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A	876,473

1,000	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2012B-1, 0.390%, 7/01/27	11/14 at 100.00	AAA	1,001,260

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	BB+	997,810

85	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	97,317

1,000	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	No Opt. Call	BB	926,950

1,215	Sacramento Area Flood Control Agency, California, Special Assessment Bonds, Natomas Basin Local Assessment District, Series 2014, 5.000%, 10/01/32 – BAM Insured	No Opt. Call	AA	1,358,139

1,000	San Diego Unified Port District, California, Revenue Bonds, Refunding Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	A+	1,135,400

850	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2006A, 5.000%, 11/01/25 – AGM Insured	5/16 at 100.00	AA	914,354

1,925	Santa Clarita Community College District, California, General Obligation Bonds, Series 2013, 3.000%, 8/01/27	8/23 at 100.00	AA	1,871,004

550	Southern California Public Power Authority, Milford Wind Corridor Phase II Project Revenue Bond, Series 2011-1, 5.250%, 7/01/28	No Opt. Call	AA–	642,356

500	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.400%, 9/01/32	9/21 at 100.00	BBB+	595,780

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$750	Western Municipal Water District Facilities Authority, California, Water Revenue Bonds, Series 2009B, 5.000%, 10/01/34	10/19 at 100.00	AA+	$833,063
33,695	Total California			35,462,879

	Colorado – 3.7%

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014:
400	4.000%, 8/15/23	No Opt. Call	A	423,344
275	5.000%, 8/15/24	No Opt. Call	A	312,571

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3364, 18.803%, 10/01/31 (IF) (4)	11/23 at 100.00	A+	1,079,280

1,635	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/28 (UB) (4)	12/22 at 100.00	A–	1,810,861

1,845	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/20	No Opt. Call	BBB–	2,029,131

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3367, 20.009%, 7/01/21 (IF) (4)	No Opt. Call	AA–	1,617,840

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.750%, 5/15/36	5/18 at 100.00	A–	525,600

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/24	No Opt. Call	A+	1,185,140

300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	314,055

524	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	569,310

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	522,340

1,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	1,152,160

500	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	534,390
10,229	Total Colorado			12,076,022

	Connecticut – 0.3%

670	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2009, Trust 3363, 13.652%, 7/01/15 (IF)	No Opt. Call	AAA	860,756

	Delaware – 0.4%

1,440	Delaware Economic Development Authority, Revenue Bonds, Newark Charter School, Series 2012, 3.875%, 9/01/22	3/22 at 100.00	BBB	1,471,306

	District of Columbia – 0.3%

450	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	11/14 at 100.00	Baa1	449,996

Nuveen Investments	19

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$575	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/30	10/23 at 100.00	A+	$632,402
1,025	Total District of Columbia			1,082,398

	Florida – 6.7%

1,440	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 5.250%, 9/01/30	9/20 at 100.00	BBB–	1,459,368

750	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33	9/23 at 100.00	BBB–	753,233

	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A:
700	5.000%, 4/01/25 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA	771,428
475	5.000%, 4/01/38 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA	498,992

1,000	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B, 5.000%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	9/21 at 100.00	AA	1,131,630

540	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24 (WI/DD, Settling 8/05/14)	No Opt. Call	N/R	539,568

165	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008-1, 6.450%, 1/01/39 (Alternative Minimum Tax)	7/17 at 100.00	AA+	176,538

2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund-Intermodal Program, Refunding Series 2011B, 5.125%, 6/01/27 (Alternative Minimum Tax)	6/21 at 100.00	AA+	2,252,078

885	Gulf Breeze, Florida, Revenue Improvement Non-Ad Valorem Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	N/R	901,656

3,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Refunding Series 2013A, 5.500%, 10/01/28 (Alternative Minimum Tax)	10/23 at 100.00	A	3,412,648

2,000	Hillsborough County, Florida, Solid Waste and Resource Recovery Revenue Bonds, Series 2006A, 5.000%, 9/01/25 – AMBAC Insured (Alternative Minimum Tax)	9/16 at 100.00	AA	2,141,600

2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A, 5.000%, 6/15/24	6/22 at 100.00	BB	2,056,220

1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 5.250%, 8/01/21	8/20 at 100.00	A	1,134,610

3,000	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 – AMBAC Insured	11/16 at 100.00	A1	3,191,818

500	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2008B, 5.250%, 5/01/31 – AGC Insured	5/18 at 100.00	AA	551,590

400	Sanibel, Florida, General Obligation Bonds, Series 2006, 4.350%, 2/01/36 – AMBAC Insured	8/16 at 100.00	N/R	403,900

505	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	AA–	542,431

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	3,669

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	8,973

10	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	4,432

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	$—

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1, RMKT, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	5,034

10	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	9,872

35	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	21,869
20,445	Total Florida			21,973,157

	Georgia – 1.2%

1,155	Athens-Clarke County Unified Government Development Authority, Georgia, Revenue Bonds, University of Georgia Athletic Association Project, Series 2011, 5.250%, 7/01/28	7/21 at 100.00	Aa3	1,312,727

650	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.250%, 7/01/27	7/17 at 100.00	Aa3	712,868

500	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	556,420

750	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA+	830,205

530	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	577,212
3,585	Total Georgia			3,989,432

	Guam – 2.1%

420	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/21	No Opt. Call	A	478,544

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 4.500%, 7/01/18	No Opt. Call	A–	1,092,730

	Guam Government, General Obligation Bonds, 2009 Series A:
110	5.750%, 11/15/14	No Opt. Call	BB–	111,452
1,515	6.000%, 11/15/19	No Opt. Call	BB–	1,661,076

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
1,000	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	1,121,220
1,000	6.000%, 10/01/23 (Alternative Minimum Tax)	8/18 at 100.00	BBB	1,110,100

	Guam Power Authority, Revenue Bonds, Series 2012A:
500	5.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	586,660
235	5.000%, 10/01/34	10/22 at 100.00	BBB	254,131

450	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/24	7/23 at 100.00	A–	506,745
6,230	Total Guam			6,922,658

	Hawaii – 1.6%

600	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27	7/23 at 100.00	BB+	628,332

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Refunding Series 2007B, 4.600%, 5/01/26 – FGIC Insured (Alternative Minimum Tax)	3/17 at 100.00	Baa1	1,529,775

Nuveen Investments	21

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

$1,000	Hawaii State Department of Transportation – Airports Division, Lease Revenue Certificates of Participation, Series 2013, 5.250%, 8/01/24 (Alternative Minimum Tax)	8/23 at 100.00	A–	$1,164,740

1,600	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/30	12/21 at 100.00	AA	1,826,368
4,700	Total Hawaii			5,149,215

	Idaho – 1.1%

750	Boise-Kuna Irrigation District, Ada and Canyon Counties, Idaho, Arrowrock Hydroelectric Project Revenue Bonds, Series 2008, 7.375%, 6/01/34	6/18 at 100.00	A3	893,153

1,000	Idaho Housing and Finance Association, Economic Development Facilities Recovery Zone Revenue Bonds, TDF Facilities Project, Series 2010A, 6.500%, 2/01/26	2/21 at 100.00	A	1,159,210

15	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2008A-1, 6.250%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	15,171

	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
430	4.750%, 9/01/25	9/22 at 100.00	Baa1	460,195
1,070	4.600%, 9/01/27	9/22 at 100.00	Baa1	1,118,824
3,265	Total Idaho			3,646,553

	Illinois – 7.1%

1,000	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 6.000%, 11/01/35	11/20 at 100.00	BBB	1,091,370

1,500	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2013, 5.500%, 11/01/42	5/23 at 100.00	BBB	1,587,915

750	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	768,945

1,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/31 – AGM Insured	1/24 at 100.00	AA+	1,083,100

2,395	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Limited Tax Project & Refunding Series 2012B, 5.000%, 12/15/32	6/22 at 100.00	AA	2,599,890

500	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	511,515

995	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 6.875%, 10/01/31	10/21 at 100.00	BBB–	1,134,230

360	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122, 17.071%, 9/01/32 (IF) (4)	9/22 at 100.00	BBB	400,140

750	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	828,533

650	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	697,886

960	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,076,707

700	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	770,959

25	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	No Opt. Call	BBB–	25,063

875	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/24 – BAM Insured	No Opt. Call	AA	996,170

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.828%, 1/01/21 (IF) (4)	No Opt. Call	AA–	$569,793

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
400	4.000%, 10/01/19	No Opt. Call	Baa1	428,192
170	4.000%, 10/01/22	No Opt. Call	Baa1	178,951

1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	1,175,580

210	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1991, 6.700%, 11/01/21 – FGIC Insured	No Opt. Call	AA	245,635

3,100	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/29 – NPFG Insured	No Opt. Call	AA	3,984,056

750	Southwestern Illinois Development Authority, Local Government Program Bonds, St. Clair County Community Unit School District 19 Mascoutah, Series 2009, 5.750%, 2/01/29 – AGC Insured	2/19 at 100.00	AA	872,145

	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
825	5.500%, 1/01/38	1/23 at 100.00	AA–	904,943
1,500	4.250%, 1/01/38	1/23 at 100.00	AA–	1,497,090
20,835	Total Illinois			23,428,808

	Indiana – 2.4%

750	Columbus, Indiana, General Obligation Bonds, Series 2009, 4.500%, 7/15/23	7/19 at 100.00	N/R	810,630

1,000	Fishers Redevelopment District, Indiana, General Obligation Bonds, Saxony Project Series 2009, 5.250%, 7/15/34	1/20 at 100.00	AA	1,082,340

770	Hendricks County, Indiana, Redevelopment District Tax Increment Revenue Bonds, Refunding Series 2010B, 6.450%, 1/01/23	1/16 at 100.00	Baa2	788,765

1,500	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012A, 5.000%, 2/01/25	2/22 at 100.00	BBB+	1,659,525

525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	538,251

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	496,414

400	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/28 (Alternative Minimum Tax)	9/24 at 100.00	BBB	437,840

770	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Union Hospital, Series 1993, 5.125%, 9/01/18 – NPFG Insured	No Opt. Call	A3	772,949

1,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A, 5.250%, 1/01/32	7/23 at 100.00	A+	1,122,840

250	Merrillville Multi-School Building Corporation, Lake County, Indiana, First Mortgage Revenue Bonds, Series 2008, 5.250%, 7/15/22	1/18 at 100.00	AA+	282,983
7,425	Total Indiana			7,992,537

	Iowa – 1.5%

	Des Moines Airport Authority, Iowa, Revenue Bonds, Refunding Capital Loan Notes Series 2012:
1,000	5.000%, 6/01/27 (Alternative Minimum Tax)	6/22 at 100.00	A2	1,083,420
1,000	5.000%, 6/01/28 (Alternative Minimum Tax)	6/22 at 100.00	A2	1,076,730

Nuveen Investments	23

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$1,500	Des Moines Independent Community School District, Polk and Warren Counties, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 6/01/22 – BAM Insured	No Opt. Call	AA	$1,785,045

745	Des Moines, Iowa, Aviation System Revenue Bonds, Refunding Capital Loan Notes Series 2010B, 5.750%, 6/01/33 – AGM Insured (Alternative Minimum Tax)	6/20 at 100.00	AA	827,114
4,245	Total Iowa			4,772,309

	Kansas – 0.4%

1,240	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.375%, 3/01/30	3/20 at 100.00	A+	1,351,042

	Kentucky – 0.2%

590	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	656,676

	Louisiana – 1.9%

835	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 5.000%, 7/01/16 – CIFG Insured	No Opt. Call	N/R	892,056

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	3,130,858

50	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.375%, 5/15/31	5/21 at 100.00	Baa1	58,518

2,000	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.500%, 5/15/30	5/20 at 100.00	A–	2,193,578
5,885	Total Louisiana			6,275,010

	Maine – 0.2%

745	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 – AGM Insured (Alternative Minimum Tax)	11/21 at 100.00	AA+	782,027

	Maryland – 1.8%

845	Anne Arundel County, Maryland, Economic Development Revenue Bonds, Community College Project, Refunding Series 2012, 4.000%, 9/01/21	No Opt. Call	A2	936,530

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
375	5.250%, 9/01/19 – SYNCORA GTY Insured	9/16 at 100.00	BB+	396,701
140	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	141,212

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	563,485

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2012:
1,000	5.000%, 7/01/25	7/22 at 100.00	BBB	1,092,800
1,000	5.000%, 7/01/26	7/22 at 100.00	BBB	1,085,990

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.000%, 1/01/19	1/18 at 100.00	BBB	540,000

1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2014C-2, 5.000%, 8/01/23	No Opt. Call	AAA	1,229,060
5,360	Total Maryland			5,985,778

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 1.7%

$1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.000%, 4/01/31	4/21 at 100.00	AA–	$1,108,830

750	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/31	10/19 at 100.00	BBB	877,530

1,085	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2012J, 5.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,222,958

300	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	792

535	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.541%, 12/15/34 (IF) (4)	12/19 at 100.00	AAA	758,084

1,675	Massachusetts State, General Obligation Bonds, Refunding Series 2012A, 0.520%, 2/01/16	8/15 at 100.00	Aa1	1,675,369
5,345	Total Massachusetts			5,643,563

	Michigan – 1.3%

1,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 4.875%, 8/15/27 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (5)	1,120,110

475	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	B	467,367

750	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds, Alma College Project, Series 2008, 5.500%, 6/01/28	6/18 at 100.00	Baa1	794,903

300	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	277,719

1,330	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/31	3/24 at 100.00	A1	1,468,400
3,855	Total Michigan			4,128,499

	Minnesota – 0.6%

835	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 4.500%, 8/01/26	8/22 at 100.00	BBB–	857,345

1,165	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 4.000%, 1/01/24	1/23 at 100.00	N/R	1,138,578
2,000	Total Minnesota			1,995,923

	Mississippi – 1.7%

750	Medical Center Educational Building Corporation, Revenue Bonds, University of Mississippi Medical Center Facilities Expansion and Renovation Project, Series 2012A, 5.000%, 6/01/41	6/22 at 100.00	Aa2	809,655

1,190	Mississippi Development Bank, Special Obligation Bonds, Harrison County, Mississippi Highway Refunding Project, Series 2013A, 5.000%, 1/01/26	No Opt. Call	AA–	1,437,175

3,000	Mississippi Development Bank, Special Obligation Bonds, Jackson Public School District General Obligation Project, Series 2008, 5.375%, 4/01/24 – AGM Insured	No Opt. Call	A2	3,396,778
4,940	Total Mississippi			5,643,608

	Missouri – 1.9%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 5.625%, 3/01/34	3/18 at 100.00	A	1,085,870

Nuveen Investments	25

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$2,000	Kansas City, Missouri, Airport Revenue Bonds, Refunding General Improvement Series 2013A, 5.250%, 9/01/25 (Alternative Minimum Tax)	9/21 at 100.00	A+	$2,253,678

1,000	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29 (Pre-refunded 11/01/14)	11/14 at 100.00	A– (5)	1,014,020

287	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	212,125

1,500	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	1,656,150
5,787	Total Missouri			6,221,843

	Nebraska – 0.4%

680	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2014, 4.000%, 12/15/39	7/19 at 100.00	Aa3	682,448

500	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.125%, 8/15/31	8/17 at 100.00	A2	534,690
1,180	Total Nebraska			1,217,138

	Nevada – 0.0%

100	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	105,068

	New Hampshire – 0.2%

580	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 5.000%, 7/01/27	No Opt. Call	BBB+	634,648

	New Jersey – 2.4%

1,280	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/16	No Opt. Call	BBB+	1,379,763

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.250%, 6/15/26	No Opt. Call	A	1,127,480

500	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/22	No Opt. Call	A+	590,250

310	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.228%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	411,959

2,800	Paterson, New Jersey, General Obligation Bonds, General Improvement Series 2013, 5.000%, 1/15/26	No Opt. Call	AA	3,138,042

1,780	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, First Subordinate Capital Appreciation Series 2007-1B, 0.000%, 6/01/41	6/17 at 26.26	A–	432,860

1,125	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	836,899
8,795	Total New Jersey			7,917,253

	New Mexico – 0.1%

445	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2008A-2, 5.600%, 1/01/39 (Alternative Minimum Tax)	1/18 at 102.00	AA+	471,286

	New York – 5.6%

1,020	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/22	No Opt. Call	BB+	1,045,021

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
$425	4.000%, 1/01/21	No Opt. Call	N/R	$450,011
435	4.000%, 1/01/22	No Opt. Call	N/R	454,732
445	4.000%, 1/01/23	No Opt. Call	N/R	462,573
460	4.000%, 1/01/24	No Opt. Call	N/R	474,016

750	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2012B, 5.000%, 7/01/38	7/22 at 100.00	AA+	841,223

675	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A, 5.250%, 2/01/27	2/17 at 100.00	BB+	681,770

250	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	Aa2	299,983

210	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/26	7/24 at 100.00	BBB+	236,573

470	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Winthrop-University Hospital Association, Series 2012, 5.000%, 7/01/19	No Opt. Call	BBB+	529,601

670	Nassau Health Care Corporation, New York, Revenue Anticipation Notes, Series 2014, 2.250%, 1/15/15	No Opt. Call	N/R	672,506

500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.005%, 10/01/16 (IF)	No Opt. Call	AA+	679,380

	New York City, New York, General Obligation Bonds, Fiscal 2012 Series F:
1,000	5.000%, 8/01/24	No Opt. Call	AA	1,174,990
2,000	5.000%, 8/01/25	No Opt. Call	AA	2,337,920

500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2005B, 5.500%, 10/15/27	No Opt. Call	AAA	652,760

	Newburgh, Orange County, New York, General Obligation Bonds, Deficit Liquidation, Series 2012B:
605	5.000%, 6/15/24	6/22 at 100.00	Baa3	642,758
635	5.000%, 6/15/25	6/22 at 100.00	Baa3	658,590

915	Newburgh, Orange County, New York, General Obligation Bonds, Series 2012A, 5.000%, 6/15/25 – AGC Insured	6/22 at 100.00	Baa3	948,992

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty-Ninth Series 2011, 5.000%, 10/15/24 (Alternative Minimum Tax)	10/21 at 100.00	AA–	1,436,713

1,000	Rockland County, New York, General Obligation Bonds, Refunding Series 2013, 5.000%, 3/01/17	No Opt. Call	Baa2	1,078,190

	Saratoga County Capital Resource Corporation, New York, Revenue Bonds, Skidmore College, Refunding Series 2014B:
300	5.000%, 7/01/30	7/24 at 100.00	A1	339,168
300	5.000%, 7/01/31	7/24 at 100.00	A1	337,020

450	Saratoga County Water and Sewer Authority, New York, Revenue Bonds, Series 2008, 5.000%, 9/01/38	9/18 at 100.00	AA	495,261

1,000	Syracuse, New York, General Obligation Bonds, Airport Terminal Security Access Improvement Series 2011A, 5.000%, 11/01/36 (Alternative Minimum Tax)	11/21 at 100.00	A1	1,054,290

450	Westchester County Local Development Corporation, New York, Revenue Refunding Bonds, Kendal on Hudson Project, Series 2013, 3.000%, 1/01/18	No Opt. Call	BBB	463,883
16,715	Total New York			18,447,924

Nuveen Investments	27

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 3.9%

$665	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.495%, 7/01/38 (IF) (4)	7/20 at 100.00	AAA	$924,157

2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/34 (UB) (4)	1/19 at 100.00	AA–	2,229,660

2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.000%, 1/15/31	1/21 at 100.00	AA–	2,174,980

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A:
1,000	5.000%, 1/01/25	7/22 at 100.00	A–	1,147,190
1,500	5.000%, 1/01/26	7/22 at 100.00	A–	1,702,620

350	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	434,998

500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A–	562,840

340	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 11808, 22.456%, 6/01/18 (IF)	No Opt. Call	AA	451,112

2,000	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/34	11/16 at 100.00	AA–	2,052,040

1,000	University of North Carolina at Chapel Hill, General Revenue Bonds, Index Tender Series 2012B, 0.853%, 12/01/41	6/17 at 100.00	AAA	1,011,790

75	University of North Carolina System, Pooled Revenue Bonds, Series 2004B, 4.000%, 4/01/15	No Opt. Call	N/R	75,180
11,430	Total North Carolina			12,766,567

	North Dakota – 1.3%

990	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/28	7/21 at 100.00	BBB+	1,051,727

1,500	University of North Dakota, Housing and Auxiliary Facilities Revenue Bonds, Refunding Series 2012, 5.000%, 4/01/32	4/22 at 100.00	Aa3	1,641,105

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006:
1,150	5.250%, 7/01/16	No Opt. Call	BBB–	1,210,352
340	5.125%, 7/01/29	7/16 at 100.00	BBB–	345,692
3,980	Total North Dakota			4,248,876

	Ohio – 1.1%

550	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	565,774

500	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2014A, 5.000%, 6/01/25	6/23 at 100.00	AA+	582,705

500	Summit County Port Authority, Ohio, Development Revenue Bonds, County NonTax Revenues, Series 2012, 5.000%, 12/01/31	12/22 at 100.00	Aa2	547,535

1,810	University of Akron, Ohio, General Receipts Bonds, Series 2010A, 5.000%, 1/01/24 – AGM Insured	No Opt. Call	AA	2,057,029
3,360	Total Ohio			3,753,043

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 0.5%

$500	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2008A, 5.875%, 1/01/28	1/18 at 100.00	A	$567,305

1,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2011B, 5.000%, 1/01/26	1/21 at 100.00	AA–	1,152,790
1,500	Total Oklahoma			1,720,095

	Oregon – 1.6%

1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B, 5.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AA+	1,105,200

750	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 5.000%, 9/01/21	No Opt. Call	BBB+	842,003

	Lafayette, Yamhill County, Oregon, General Obligation Bonds, Full Faith Credit Refunding Series 2012:
345	3.000%, 12/01/16 – AGM Insured	No Opt. Call	Baa1	358,231
365	3.000%, 12/01/18 – AGM Insured	No Opt. Call	Baa1	379,374
390	3.250%, 12/01/20 – AGM Insured	No Opt. Call	Baa1	402,722

1,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/24	4/21 at 100.00	AAA	1,201,360

	Oregon Special Districts Association, Certificates of Participation, Flexlease Program, Series 2013A:
410	4.000%, 1/01/24	1/15 at 103.00	N/R	420,861
300	4.350%, 1/01/28	1/15 at 103.00	N/R	302,502
300	4.600%, 1/01/33	1/15 at 103.00	N/R	294,687
4,860	Total Oregon			5,306,940

	Pennsylvania – 4.3%

1,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Refunding Series 2011, 5.000%, 12/01/26	No Opt. Call	AA–	1,122,110

1,130	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1998A, 5.500%, 8/01/28 – AMBAC Insured	No Opt. Call	AAA	1,322,970

505	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/22	No Opt. Call	BBB–	518,312

1,050	Hempfield Area School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2011, 5.250%, 3/15/25 – AGM Insured	3/21 at 100.00	AA	1,220,111

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
355	5.000%, 6/01/22	No Opt. Call	Baa3	387,848
325	5.000%, 6/01/23	No Opt. Call	Baa3	353,620

1,140	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4284, 17.868%, 7/01/36 (IF) (4)	1/22 at 100.00	AA–	1,488,338

825	Lycoming County Authority, Pennsylvania, Revenue Bonds, AICUP Financing Program-Lycoming College, Series 2013M-M1, 5.250%, 11/01/43	11/23 at 100.00	A	908,383

1,250	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Refunding Series 2011, 5.500%, 7/01/26	7/21 at 100.00	A	1,418,388

1,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Refunding Bonds, Aqua Pennsylvania, Inc. Project, Series 2010A, 5.000%, 12/01/34 (Alternative Minimum Tax)	12/20 at 100.00	AA–	1,083,610

Nuveen Investments	29

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$220	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 5.000%, 8/01/20	No Opt. Call	BBB+	$228,386

1,600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.000%, 6/15/23	6/20 at 100.00	BB–	1,645,408

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	1,084,770

500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 5.000%, 7/01/17	No Opt. Call	BB+	526,715

870	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.000%, 4/01/23	4/19 at 100.00	A+	1,017,178
12,770	Total Pennsylvania			14,326,147

	Rhode Island – 0.1%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
130	6.000%, 6/01/23	No Opt. Call	A2	130,936
150	6.125%, 6/01/32	No Opt. Call	BBB+	150,306
280	Total Rhode Island			281,242

	South Carolina – 0.9%

500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.125%, 12/01/30 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa3 (5)	536,320

1,000	Charleston County Airport District, South Carolina, Airport Revenue Bonds, Series 2013A, 5.250%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,178,560

500	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/26	11/21 at 100.00	AA–	552,970

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
320	5.750%, 11/01/23	No Opt. Call	N/R	324,090
180	7.000%, 11/01/33	11/24 at 100.00	N/R	188,969

250	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	277,725
2,750	Total South Carolina			3,058,634

	South Dakota – 0.3%

1,000	South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds Series 2013B, 5.000%, 6/01/26	6/23 at 100.00	A–	1,096,500

	Tennessee – 0.3%

1,000	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.000%, 10/01/30	10/20 at 100.00	N/R	1,081,880

	Texas – 8.3%

750	La Vernia Higher Education Financing Corporation, Texas, Charter School Revenue Bonds, Kipp Inc., Series 2009A, 6.000%, 8/15/29	8/19 at 100.00	BBB	830,258

1,385	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005A, Remarketed, 5.750%, 4/01/26	4/20 at 100.00	Baa1	1,538,416

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$965	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2011, 4.800%, 8/15/21	No Opt. Call	BBB	$1,052,641

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012:
300	2.250%, 8/15/15	No Opt. Call	BBB	303,960
300	2.350%, 8/15/16	No Opt. Call	BBB	306,438

675	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 4.300%, 12/01/16	No Opt. Call	BBB–	722,844

315	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 3.100%, 12/01/22	No Opt. Call	BBB–	299,042

2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013A, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/20 at 100.00	A+	2,082,000

2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012F, 5.000%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	2,164,080

1,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A, 6.625%, 9/01/31	9/23 at 100.00	N/R	1,169,980

1,500	Frisco Independent School District, Collin and Denton Counties, Texas, General Obligation Bonds, Series 2008A, 6.000%, 8/15/38	8/18 at 100.00	Aaa	1,752,915

	Harris County Water Control and Improvement District 74, Texas, General Obligation Bonds, Series 2010:
210	4.550%, 8/01/23	2/18 at 100.00	N/R	219,425
195	5.000%, 8/01/36	2/18 at 100.00	N/R	203,217
1,515	5.200%, 8/01/39	2/18 at 100.00	N/R	1,592,265

600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/18 – NPFG Insured	No Opt. Call	AA–	505,950

1,630	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	A+	1,794,777

	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B:
240	4.000%, 8/15/24	8/19 at 100.00	BBB+	245,794
490	4.000%, 8/15/25	8/19 at 100.00	BBB+	496,875
500	4.125%, 8/15/26	8/19 at 100.00	BBB+	506,130

400	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/32	2/15 at 103.00	BBB–	415,304

1,000	North Texas Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2012A, 5.125%, 12/01/42	6/22 at 100.00	BBB–	1,058,850

375	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	417,075

1,000	Rockport, Texas, Certificates of Obligation, Series 2007, 5.250%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA	1,093,250

825	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/21	No Opt. Call	BBB+	955,284

600	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2014A, 5.000%, 5/15/29	11/23 at 100.00	AA	699,012

1,490	San Jacinto River Authority, Texas, Special Project Revenue Bonds, Woodlands Water Supply System Project, Refunding Series 2014, 5.000%, 10/01/29 – BAM Insured	10/23 at 100.00	AA	1,680,720

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23	7/21 at 100.00	Baa1	2,263,840

Nuveen Investments	31

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 4.700%, 9/01/20	9/19 at 100.00	BBB	$1,111,270
25,260	Total Texas			27,481,612

	Utah – 1.3%

	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2011A:
500	5.250%, 10/15/33 – AGM Insured	10/21 at 100.00	AA	549,095
520	5.400%, 10/15/36 – AGM Insured	10/21 at 100.00	AA	572,432

435	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 5.750%, 7/15/20	No Opt. Call	BBB–	470,905

1,550	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BB–	1,539,135

80	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 5.750%, 7/15/22	7/15 at 102.00	N/R	80,623

60	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.125%, 6/15/17	No Opt. Call	BBB–	62,632

750	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust 3006, 17.881%, 6/15/26 – AGM Insured (IF) (4)	6/18 at 100.00	AAA	1,083,210
3,895	Total Utah			4,358,032

	Virgin Islands – 1.0%

500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/31 – ACA Insured	10/14 at 100.00	BBB+	500,885

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,074,450

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/19	No Opt. Call	BBB	1,118,000

500	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/24	10/19 at 100.00	BBB	541,410
3,000	Total Virgin Islands			3,234,745

	Virginia – 2.1%

	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
600	5.000%, 6/15/31	6/24 at 100.00	Baa1	644,460
1,400	5.000%, 6/15/33	6/24 at 100.00	Baa1	1,492,022

1,900	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/28 (Alternative Minimum Tax)	10/18 at 100.00	AA–	2,132,617

815	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.750%, 1/01/34	No Opt. Call	AA	1,070,698

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
40	4.750%, 1/01/25 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	42,562
1,400	5.000%, 1/01/27 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,498,560
6,155	Total Virginia			6,880,919

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 4.0%

$980	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Series 2007A, 5.000%, 11/01/34 – AGM Insured	No Opt. Call	AAA	$1,078,696

1,700	Chelan County Public Utility District 1, Washington, Consolidated System Revenue Bonds Series 2011A, 5.500%, 7/01/24 (Alternative Minimum Tax)	7/21 at 100.00	AA+	1,969,977

1,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2012-D, 5.000%, 7/01/35	7/22 at 100.00	Aa1	1,121,630

100	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.625%, 1/01/28	1/18 at 100.00	N/R	96,259

1,900	King County, Washington, Sewer Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/31	No Opt. Call	AA+	2,129,919

600	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.501%, 7/01/32 – AGM Insured (IF) (4)	7/17 at 100.00	AA+	754,152

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
925	5.000%, 12/01/22	No Opt. Call	Baa2	1,022,264
770	5.000%, 12/01/23	No Opt. Call	Baa2	842,573

75	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2007, 5.750%, 12/01/28	12/17 at 100.00	Baa2	81,704

750	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 18.055%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	1,048,515

1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa3	1,083,230

1,550	Washington State Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2008D, 6.375%, 10/01/36	10/18 at 100.00	A+	1,790,018

25	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2001, 5.000%, 12/01/19 – AMBAC Insured	No Opt. Call	BBB	25,034
11,375	Total Washington			13,043,971

	West Virginia – 0.4%

1,150	West Virginia Higher Education Policy Commission, Revenue Bonds, Higher Education Facilities, Series 2012A, 5.000%, 4/01/29	4/22 at 100.00	Aa3	1,275,258

	Wisconsin – 3.2%

385	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	N/R	409,690

1,820	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,005,440

1,880	School Districts of Arcadia, Buffalo, and Trempealeau Counties, Wisconsin, Bond Anticipation Notes, Series 2014, 3.000%, 3/15/19	3/17 at 100.00	A	1,946,157

485	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 4287, 17.546%, 10/01/20 (IF) (4)	No Opt. Call	Aa3	633,507

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014, 5.125%, 5/01/29	5/24 at 100.00	N/R	1,015,450

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2010-3184, 18.060%, 11/15/17 (IF)	No Opt. Call	AA+	660,140

440	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B, 19.080%, 8/15/37 (IF) (4)	2/20 at 100.00	AA–	568,797

Nuveen Investments	33

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments July 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.125%, 2/15/26	2/16 at 100.00	A–	$789,780

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2010A, 5.250%, 6/01/34	6/20 at 100.00	AA–	1,078,160

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
1,000	6.000%, 5/01/27	5/19 at 100.00	AA–	1,193,250
90	6.000%, 5/01/33	5/19 at 100.00	AA–	106,616
9,350	Total Wisconsin			10,406,987

	Wyoming – 1.1%

1,000	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.000%, 9/15/26	3/21 at 100.00	A3	1,105,610

2,000	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 6.375%, 6/01/26	6/21 at 100.00	BBB	2,263,980

250	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.500%, 1/01/28	1/18 at 100.00	A2	280,030
3,250	Total Wyoming			3,649,620
$299,776	Total Long-Term Investments (cost $312,709,834)			327,282,457
	Floating Rate Obligations – (0.8)%			(2,560,000)
	Other Assets Less Liabilities – 1.6%			5,283,672
	Net Assets – 100%			$330,006,129

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1993, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified buyers.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of

Assets and Liabilities	July 31, 2014

Assets
Long-term investments, at value (cost $312,709,834)	$327,282,457
Cash	2,214,707
Receivable for:
Reimbursement from Adviser	20,453
Interest	3,766,851
Investments sold	1,355,958
Shares sold	1,235,633
Other assets	5,310
Total assets	335,881,369
Liabilities
Floating rate obligations	2,560,000
Payable for:
Dividends	645,868
Investments purchased	1,769,060
Shares redeemed	809,259
Accrued expenses:
Trustees fees	7,217
Other	83,836
Total liabilities	5,875,240
Net assets	$330,006,129
Shares outstanding	30,914,025
Net asset value (“NAV”) per share	$10.67
Net assets consist of:
Capital paid-in	$322,207,409
Undistributed (Over-distribution of) net investment income	(504,578)
Accumulated net realized gain (loss)	(6,269,325)
Net unrealized appreciation (depreciation)	14,572,623
Net assets	$330,006,129
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of

Operations	Year Ended July 31, 2014

Investment Income	$13,568,215
Expenses
Shareholder servicing agent fees and expenses	37,828
Interest expense on floating rate obligations	15,199
Custodian fees and expenses	73,740
Trustees fees and expenses	8,639
Professional fees	38,028
Shareholder reporting expenses	47,419
Federal and state registration fees	54,609
Other expenses	14,065
Total expenses before fee waiver/expense reimbursement	289,527
Fee waiver/expense reimbursement	(274,328)
Net expenses	15,199
Net investment income (loss)	13,553,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(6,029,715)
Change in net unrealized appreciation (depreciation) of investments	24,472,038
Net realized and unrealized gain (loss)	18,442,323
Net increase (decrease) in net assets from operations	$31,995,339

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$13,553,016	$12,760,157
Net realized gain (loss) from investments	(6,029,715)	2,738,961
Change in net unrealized appreciation (depreciation) of investments	24,472,038	(28,759,142)
Net increase (decrease) in net assets from operations	31,995,339	(13,260,024)
Distributions to Shareholders
From net investment income	(13,819,172)	(13,019,253)
From accumulated net realized gains	(1,867,454)	(4,536,713)
Decrease in net assets from distributions to shareholders	(15,686,626)	(17,555,966)
Fund Share Transactions
Proceeds from sale of shares	125,999,383	141,441,445
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,641,971	9,232,432
	133,641,354	150,673,877
Cost of shares redeemed	(123,616,188)	(84,961,186)
Net increase (decrease) in net assets from Fund share transactions	10,025,166	65,712,691
Net increase (decrease) in net assets	26,333,879	34,896,701
Net assets at the beginning of period	303,672,250	268,775,549
Net assets at the end of period	$330,006,129	$303,672,250
Undistributed (Over-distribution of) net investment income at the end of period	$(504,578)	$(247,786)

See accompanying notes to financial statements.

Nuveen Investments	37

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
2014	$10.13	$.45	$.61	$1.06	$(.46)	$(.06)	$(.52)	$10.67
2013	11.13	.46	(.82)	(.36)	(.47)	(.17)	(.64)	10.13
2012	10.22	.51	.95	1.46	(.52)	(.03)	(.55)	11.13
2011	10.42	.54	(.11)	.43	(.54)	(.09)	(.63)	10.22
2010	9.80	.52	.60	1.12	(.50)	—	(.50)	10.42

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)	Portfolio Turnover Rate(e)
10.85%	$330,006	.09%	.09%	4.30%	—	*%	—%		4.39%	27%
(3.54)	303,672	.09	.09	4.08	—	*	—	*	4.17	25
14.66	268,776	.12	.12	4.64	—		—		4.75	29
4.38	173,359	.09	.08	5.25	.01		—		5.33	17
11.68	140,543	.17	.17	4.89	—		—		5.06	40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than 0.1%.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Municipal Total Return Managed Accounts Portfolio (the “Fund”), as a diversified fund. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized municipal bond Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objective or policies.

Investment Objectives and Principal Investment Strategies

The Fund’s primary investment objective is to seek attractive total return. The Fund also seeks to provide high current income exempt from regular federal income taxes. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund will focus on securities with intermediate to longer term maturities and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of approximately 12 to 25 years.

The Fund invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower), and unrated municipal securities. The Fund may invest up to 50% of its net assets in below investment grade municipal bonds, but will normally invest 10-30% of its net assets in such bonds. Such securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest up to 5% of its net assets in defaulted bonds. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may invest up to 50% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative

40	Nuveen Investments

securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may also make forward commitments in which the Fund agrees to buy a security for settlement in the future at a price agreed upon today.

The Fund’s most recent prospectus provides further description of the Fund’s investment objectives, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of July 31, 2014, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$540,000

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	41

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed income securities are provided by a pricing service approved by the Nuveen funds’ Board of Directors/Trustees. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$327,282,457	$—	$327,282,457
*	Refer to the Fund’s Portfolio of Investments for state classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of

42	Nuveen Investments

Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

Nuveen Investments	43

Notes to Financial Statements (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Fund during the fiscal year ended July 31, 2014, were as follows:

Average floating rate obligations outstanding	$2,560,000
Average annual interest rate and fees	.59%

As of July 31, 2014, the total amount of floating rate obligations issued by the Fund’s self-deposited inverse floaters and externally-deposited inverse floaters were as follows:

Floating rate obligations: self-deposited inverse floaters	$2,560,000
Floating rate obligations: externally-deposited inverse floaters	34,465,000
Total	$37,025,000

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. As of July 31, 2014, the Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was $31,635,000.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2014.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold	12,240,242	$125,999,383	12,883,379	$141,441,445
Shares issued to shareholders due to reinvestment of distributions	742,455	7,641,971	839,105	9,232,432
Shares redeemed	(12,058,333)	(123,616,188)	(7,885,758)	(84,961,186)
Net increase (decrease)	924,364	$10,025,166	5,836,726	$65,712,691

5. Investment Transactions

Long-term purchases and sales (including maturities) during the fiscal year ended July 31, 2014, aggregated $96,966,406 and $79,557,256, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

44	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of July 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

Cost of investments	$310,041,755
Gross unrealized:
Appreciation	$16,285,390
Depreciation	(1,604,694)
Net unrealized appreciation (depreciation) of investments	$14,680,696

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution reallocations, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2014, the Fund’s tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	9,364
Accumulated net realized gain (loss)	(9,364)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2014, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income[1]	$599,600
Undistributed net ordinary income[2]	15,322
Undistributed net long-term capital gains	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2014 through July 31, 2014, and paid on August 1, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2014 and July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014
Distributions from net tax-exempt income[3]	$13,683,963
Distributions from net ordinary income[2]	135,066
Distributions from net long-term capital gains[4]	1,878,881

2013
Distributions from net tax-exempt income	$12,595,500
Distributions from net ordinary income[2]	670,463
Distributions from net long-term capital gains	3,994,081
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Fund hereby designates this amount paid during the fiscal year ended July 31, 2014, as Exempt Interest Dividends.
[4]	The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2014.

As of July 31, 2014, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$4,374,411

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[5]	$1,898,725
Late-year ordinary losses[6]	—
[5]	Capital losses incurred from November 1, 2013 through July 31, 2014, the Fund's tax year end.
[6]	Ordinary losses incurred from January 1, 2014 through July 31, 2014, and specified losses incurred from November 1, 2013 through July 31, 2014.

Nuveen Investments	45

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any management fees or other expenses directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). The Adviser and the Sub-Adviser are compensated for their services to the Fund from the fee charged at the separately managed account level.

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that the Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

9. Subsequent Event

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

46	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information The Portfolio is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	47

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 7-Year Municipal Bond Index: An unmanaged index composed of a broad range of investment-grade municipal bonds with maturity dates of approximately seven years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Total Investment Exposure: Total investment exposure is the fund’s assets managed by the Adviser that are attributable to leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

48	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	203
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	203

Nuveen Investments	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	203
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	203
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203

50	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	203

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	203
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203

Nuveen Investments	51

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	204

52	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	53

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of the Fund (the “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve or continue the Fund’s advisory agreement (the “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (the “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Fund. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (the “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Fund and the Fund Advisers including, among other things: the nature, extent and quality of services provided by

54	Nuveen Investments

each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the Fund’s performance (including performance comparisons against the appropriate benchmark(s)); Fund fees and expenses; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify

Nuveen Investments	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser generally provides the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). The Board Members noted, however, that the Fund is offered via separately managed accounts and may require fewer shareholder services than a typical open-end fund.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Fund and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Fund. In reviewing the portfolio advisory services provided to the Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets

56	Nuveen Investments

under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or the Fund and Fund performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Fund’s service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreement and the New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Investment Management Agreement are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Fund and Fund Advisers

1. The Original Advisory Agreements

The Board considered the Fund’s historic performance, as well as the performance of a recognized benchmark. Given its unique structure, the Fund does not have a performance peer group (i.e., comparable funds against which the Fund can compare its performance). The Independent Board Members reviewed performance information including the Fund’s total return information and performance information for a recognized benchmark for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	For certain Nuveen funds, including the Fund, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its benchmark(s) result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data for the Fund, the Independent Board Members noted that, although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Fund, the Board considered that the portfolio investment personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction and the investment strategies of the Fund were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

58	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized the unique fee structure of the Fund. The Fund does not pay the Adviser or the Sub-Adviser a management fee and nearly all expenses are reimbursed by the Adviser. The Fund is sold via separately managed accounts. The Adviser therefore receives its advisory fees via the managed account management fee. Such fee is essentially a blended rate comprised of Fund fees pro-rated to the portion of the total product represented by the Fund and the managed account fees associated with the proportion of individual securities in the overall product. Given the different fee structure, and distribution and account support requirements, the Independent Board Members recognized that the expenses incurred by the Fund (nearly all of which are reimbursed by the Adviser) are not comparable to a peer group or other Nuveen funds.

Based on their review, the Independent Board Members determined that the Fund’s fee and expense structure was reasonable.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated. Therefore, in general, a fund’s overall management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen funds (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to other clients. With respect to municipal funds, such other clients of a Fund Adviser may include other municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. Generally, in evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. With respect to the Fund, however, the Independent Board Members recognized that the Fund is offered via separately managed accounts and therefore may not require or incur the costs of shareholder servicing to the same extent as typical open-end funds. Further, as noted, given the Fund’s unique fee and expense structure pursuant to which it does not pay management fees and the expenses are reimbursed, comparisons with peers were not available.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the fee and expense structure of the Fund was reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund level or complex-wide level are met. Based on its review, the Board determined that the fee and expense structure under each New Advisory Agreement was reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given that the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. The Independent Board Members recognized, however, that the Fund does not have fund-level breakpoints given its unique structure.

In addition, pursuant to a complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. However, because the Fund does not pay a management fee, there is no applicable fund-level or complex-wide level breakpoint schedule, although its assets will be counted toward the complex-wide total.

Based on their review, the Independent Board Members concluded that the absence of a fund-level and complex-wide breakpoint schedule or arrangement was acceptable for the Fund.

2. The New Advisory Agreements

As noted, because the Fund does not pay a management fee, there is no applicable fund-level or complex-wide level breakpoint schedule, although its assets will be counted toward the complex-wide total. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members concluded that the absence of a fund-level and complex-wide breakpoint schedule or arrangement continues to be acceptable for the Fund.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit

60	Nuveen Investments

from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the new investment management agreements or the new sub-advisory agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved an interim advisory agreement (the “Interim Investment Management Agreement”) between the Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and the Original Sub-Advisory Agreement, respectively.

Nuveen Investments	61

Notes

62	Nuveen Investments

Notes

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-MAPS-0714P        3176-INV-Y09/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended July 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Municipal Total Return Managed Accounts Portfolio	26,400	0	0	0

Total	$26,400	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Municipal Total Return Managed Accounts Portfolio	0%	0%	0%	0%

July 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Municipal Total Return Managed Accounts Portfolio	25,459	0	600	0

Total	$25,459	$0	$600	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Municipal Total Return Managed Accounts Portfolio	0%	0%	0%	0%

Fiscal Year Ended July 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolios Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception

	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolios Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception

	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Municipal Total Return Managed Accounts Portfolio	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Municipal Total Return Managed Accounts Portfolio	600	0	0	600

Total	$600	$0	$0	$600

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2014